Offerings - Offering: 1	Jul. 16, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 50,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,905.00
Offering Note	The underlying value of the transaction was determined based on the aggregate consideration to be received by the registrant in consideration for the sale of its specialty Internet of Things business to Trackonomy Systems, Inc. ("Buyer"), consisting of $50,000,000 of shares of Series C Preferred Stock of Buyer, at a value of $20.07 per share, as computed in accordance with Rule 0-11 ( 240.0-11(c)(2)) of the Securities Exchange Act of 1934.